New England Funds Trust I
  New England Balanced Fund, New England Capital Growth Fund, New England Growth Fund, New England International Equity Fund, New England Star Advisers Fund and New England Value Fund

                         New England Fund Trust II
                   New England Growth Opportunities Fund

 Supplement dated January 5, 1996 to the Prospectuses dated May 1, 1995 of New England Star Advisers Fund and New England Stock Funds and to the Prospectus dated May 1, 1995 as Revised August 21, 1995 of New England Stock Funds, each as previously supplemented by the other Supplements attached hereto

    Effective January 2, 1996, the investment adviser of each Fund (other than New England Growth Fund) is New England Funds Management, L.P. ("NEFM"). Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as subadviser to New England Balanced Fund, New England Capital Growth Fund, New England Strategic Income Fund and New England Value Fund. Loomis Sayles will continue to serve as subadviser to New England Star Advisers Fund and the other three subadvisers of New England Star Advisers Fund also remain the same. Draycott Partners, Ltd. ("Draycott") serves as subadviser to New England International Equity Fund and Westpeak Investment Advisors, L.P. ("Westpeak") serves as subadviser to New England Growth Opportunities Fund.

   The advisory fee rates payable by each Fund to NEFM under the new advisory arrangements described above are unchanged from the advisory fee rates previously in effect, except that the fee rates for New England International Equity Fund is 0.90% of the first $200 million of the Fund's average net assets, 0.85% of the next $300 million of such assets and 0.80% of such assets in excess of $500 million.

   The New England International Equity Fund is no longer subject to the administrative services fee referred to in its Prospectus. The "Annual operating expenses" table relating to New England International Equity Fund is restated as follows, based on the new fee arrangements, assuming they had been in effect during the year ended December 31, 1994:


        Expense Type         Annual Fund Operating Expenses

                             Class A   Class B  Class C   Class Y
        Advisory Fees         0.80%*  0.80%*    0.80%*     0.80%*
        12b-1 Fees            0.25%    1.00%    1.00%      None
        Administrative
        Services Fees         None     None     None       None
        Other Expenses        0.70%    0.70%    0.60%      0.20%
        Total Fund Operating
        Expenses              1.75%*   2.50%*   2.50%*     1.00%*


* After voluntary fee waiver and expense reduction by NEFM and/or the Distributor. Without the voluntary limitations, Advisory Fees would be 0.90% for all Classes and Total Fund Operating Expenses would be 1.85% for Class A shares, 2.60% for Class B and Class C shares and 1.10% for Class Y shares. These voluntary limitations can be terminated by NEFM or the Distributor at any time.


  The following paragraphs are deleted from the section of the Prospectus captioned "Buying Fund Shares -- Reduced Sales Charges (Class A Shares
  Only)":

      Shares of the Fund(s) may be purchased at net asset value with no sales charge or CDSC by advisory accounts through investment advisers that are registered under the Investment Advisers Act of 1940 and affiliated with broker-dealers.

      There is no sales charge or CDSC on investments by 401(a), 401(k), 457 or 403(b) plans that have total investment assets equal to or in excess of $5 million.

   The two paragraphs above are replaced by the following paragraphs:

      Shares of the Fund(s) may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and rabbi trusts. Investors may be charged a fee if they effect transactions through a broker or agent.

      Shares of the Fund(s) also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.35% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund(s) in the form of servicing, distribution or transfer agent fees.


   The following paragraph is added to the section of the Prospectus captioned "Fund Details -- Additional Facts About the Fund(s)":

      Summit Cash Reserves Fund (the "Cash Fund"), a series of Financial Institutions Series Trust, is related to the Fund(s) for purposes of investment and investor services. Shares of all classes of the Fund(s) may be exchanged for shares of the Cash Fund at net asset value. If shares of the Fund(s) that are exchanged for shares of the Cash Fund are subject to a CDSC, the holding period for purposes of determining the expiration of the CDSC will stop and resume only when an exchange is made back into shares of the Fund(s). If Fund shares subject to a CDSC are exchanged for Cash Fund shares and the Cash Fund shares are later redeemed rather than being exchanged back into shares of any of the Funds, then a CDSC will apply at the same rate as if the Fund shares were redeemed at the time of the exchange.

The following item relating to New England International Equity Fund supplements the Stock Funds Prospectuses:

   The following paragraph is added to the section of the Prospectuses captioned "Fund Management":

      On December 29, 1995, NEIC, the parent company of Draycott, sold Draycott to Cursitor Holdings, Limited ("Cursitor"). Cursitor, headquartered at 66 Buckingham Gate, London, England SW1E 6AU, is an international investment management group that had approximately $9.4 billion in assets under management at September 30, 1995. Alliance Capital Management L.P. ("Alliance Capital") is expected to acquire the business of Cursitor in 1996. As a result of this transaction, Draycott will become a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance Capital will directly and indirectly own a 93% interest. Alliance Capital Management Corporation ("ACMC") is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance Capital. ACMC is an indirectly wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Effective December 29, 1995, short-term U.S. cash management services for New England International Equity Fund are provided by Draycott (rather than by Back Bay Advisors).

The following item supplements the New England Star Advisers Fund
Prospectus and the Stock Funds Prospectuses:

   The paragraph which discusses the bonus program for New England Star Advisers Fund under the section captioned "Fund Management" is deleted and replaced by the following:

      The Distributor in its discretion may, but is not obligated to, pay a bonus to the subadviser whose segment of the Fund's portfolio has the highest relative return for the prior year versus that segment's investment peer group as tracked by a major independent mutual fund reporting service.

Supplement dated October 26, 1995 to the Prospectuses dated May 1, 1995 of New England Star Advisers Fund and Supplement dated October 31, 1995 to New
          England Stock Funds Prospectuses dated May 1, 1995 and
                        as Revised August 21, 1995

The following paragraphs are added to the section of the Prospectuses captioned "Buying Fund Shares" for each of the Funds:

   Investment checks should be made payable to New England Funds.

   New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

   New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)

                          New England Growth Fund

 Supplement dated October 31, 1995 to New England Stock Funds Prospectuses
             dated May 1, 1995 and as Revised August 21, 1995

The following sentence is added to the section of the Prospectuses captioned "Buying Fund Shares--Growth Fund Eligibility":

   Shares of New England Growth Fund are available for purchase by 401(k) retirement plans.

                      New England Star Advisers Fund

Supplement dated July 13, 1995 to New England Star Advisers Fund Prospectus dated May 1, 1995 and New England Stock Funds Prospectus dated May 1, 1995

The following information reflects changes in the investment management and policies of the Loomis, Sayles & Company, L.P. ("Loomis Sayles") segment of New England Star Advisers Fund (the "Fund"):

   Jeffrey C. Petherick, Vice President of Loomis Sayles and New England Funds Trust I, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the segment of the Fund that is allocated to Loomis Sayles. Mr. Petherick has co-managed the Loomis Sayles segment of the Fund since the Fund's inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Loomis Sayles segment of the Fund since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

   Loomis Sayles manages its segment of the portfolio by investing primarily in stocks of small cap companies with good earnings growth potential, that Loomis Sayles believes are undervalued by the market. Typically such companies range in size from $100 million to $500 million in market capitalization, have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.